UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2006 (September 29, 2006)

BLACKROCK, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-33099	32-0174431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 East 52 nd Street, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 810-5300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is being filed to amend Item 9.01 of the Current Report on Form 8-K filed on October 5, 2006. This amendment provides the audited historical financial statements of the entities and assets that constituted the investment management business of Merrill Lynch & Co., Inc. (the “MLIM Business”), as required by Item 9.01(a) of Form 8-K, and the unaudited pro forma financial information required by Item 9.01(b) of Form 8-K, which financial statements and information were not included in the Form 8-K filed on October 5, 2006. The remainder of the information contained in the Current Report on Form 8-K filed on October 5, 2006 is not amended hereby.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements of business acquired.

The audited combined statements of net assets of the MLIM Business as of December 30, 2005 and December 31, 2004 and the related audited combined statements of earnings, changes in net assets and cash flows for the three years in the period ended December 30, 2005 are attached hereto as Exhibit 99.1 and are incorporated in their entirety herein by reference.

The unaudited condensed combined statements of net assets of the MLIM Business as of June 30, 2006 and July 1, 2005 and the related unaudited combined statements of earnings, changes in net assets and cash flows for the three and six months ended June 30, 2006 and the three and six months ended July 1, 2005 are attached hereto as Exhibit 99.2 and are incorporated in their entirety herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined statements of income for the six months ended June 30, 2006 and for the year ended December 31, 2005 and the unaudited pro forma condensed combined statements of financial condition as of June 30, 2006 and December 31, 2005 are attached hereto as Exhibit 99.3 and are incorporated in their entirety herein by reference.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP.

99.1	Audited Combined Statements of Net Assets of the MLIM Business at December 30, 2005 and December 31, 2004 and audited Combined Statements of Earnings, Changes in Net Assets and Cash Flows for the years ended December 30, 2005, December 31, 2004 and December 26, 2003.

99.2	Unaudited Condensed Combined Statements of Net Assets of the MLIM Business at June 30, 2006 and December 30, 2005 and unaudited Condensed Combined Statements of Earnings, Changes in Net Assets and Cash Flows for the three and six months ended June 30, 2006 and the three and six months ended July 1, 2005.

99.3	Unaudited Pro Forma Condensed Combined Statements of Income for the six months ended June 30, 2006 and for the year ended December 31, 2005 and unaudited Pro Forma Condensed Combined Statements of Financial Condition as of June 30, 2006 and December 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock, Inc.
(Registrant)

Date: December 12, 2006	By:	/s/ Steven E. Buller
Steven E. Buller
Managing Director and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP.

99.1	Audited Combined Statements of Net Assets of the MLIM Business at December 30, 2005 and December 31, 2004 and audited Combined Statements of Earnings, Changes in Net Assets and Cash Flows for the years ended December 30, 2005, December 31, 2004 and December 26, 2003.

99.2	Unaudited Condensed Combined Statements of Net Assets of the MLIM Business at June 30, 2006 and December 30, 2005 and unaudited Condensed Combined Statements of Earnings, Changes in Net Assets and Cash Flows for the three and six months ended June 30, 2006 and the three and six months ended July 1, 2005.

99.3	Unaudited Pro Forma Condensed Combined Statements of Income for the six months ended June 30, 2006 and for the year ended December 31, 2005 and unaudited Pro Forma Condensed Combined Statements of Financial Condition as of June 30, 2006 and December 31, 2005.